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Exhibit 23.3   Consent of Raimondo Pettit Group (formerly, Raimondo, Pettit &
Glassman)



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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in the registration statement on Form SB-2 of our report dated October 31, 1996, on our audit of the financial statements of Group V Corporation (formerly NuOasis Gaming, Inc.) and Subsidiaries.



Torrance, CA
January 20, 1998                         RAIMONDO PETTIT GROUP
                                         (formerly Raimondo, Pettit, & Glassman)


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